UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2018

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Government Properties Income Trust

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to Office Properties Income Trust (formerly known as Government Properties Income Trust).

Item 1.01.  Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The merger, or the Merger, of Select Income REIT, or SIR, a Maryland real estate investment trust, with and into GOV MS REIT, or Merger Sub, a Maryland real estate investment trust and our wholly owned subsidiary, with Merger Sub as the surviving entity in the Merger, pursuant to the Agreement and Plan of Merger, dated as of September 14, 2018, or the Merger Agreement, by and among us, Merger Sub and SIR, was consummated and became effective at 4:01 p.m., Eastern time, on Monday, December 31, 2018. At the effective time of the Merger, the separate existence of SIR ceased.

Pursuant to the terms set forth in the Merger Agreement, at the effective time of the Merger, we issued to SIR’s shareholders 1.04 of our common shares of beneficial interest, $.01 par value per share, for each common share of beneficial interest, $.01 par value per share, of SIR issued and outstanding immediately prior to the effective time of the Merger (other than SIR common shares held by us or any of our or SIR’s wholly owned subsidiaries), with cash paid in lieu of fractional shares. Pursuant to the Merger Agreement, at the effective time of the Merger, any outstanding unvested SIR common share awards under SIR’s equity compensation plan were converted into awards under our equity compensation plan, subject to substantially similar vesting requirements and other terms and conditions, of a number of our common shares determined by multiplying the number of unvested SIR common shares subject to such award by 1.04 (rounded down to the nearest whole number).

Effective at 4:30 p.m. on December 31, 2018, and following the effective time of the Merger, Merger Sub merged with and into us, with us as the surviving entity, and effective at 5:00 p.m. that day, we changed our name to “Office Properties Income Trust” and effected a reverse share split of our common shares of beneficial interest (as described further in Item 5.03 below), or the Reverse Share Split. The combined company continues to be managed by The RMR Group LLC, or RMR LLC, our manager and SIR’s manager (until it ceased to exist).

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Merger Agreement that was previously filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on September 17, 2018, which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with SIR (until it ceased to exist), RMR LLC, The RMR Group Inc. and others related to them.  For information about these and other such relationships, see our definitive joint proxy statement/prospectus filed on November 16, 2018, as supplemented from time to time, or the Joint Proxy Statement/Prospectus, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the SEC, including the sections captioned “Summary—Interests of GOV and SIR Trustees, Executive Officers and Manager in the Merger and the Other Transactions” and “The Merger—Interests of GOV and SIR Trustees, Executive Officers and Manager in the Merger and the Other Transactions” of the Joint Proxy Statement/Prospectus, Notes 10, 11 and 12 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 6 and 7 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and

Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, see the sections captioned “Risk Factors” of the Joint Proxy Statement/Prospectus and of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related persons are available as exhibits to our filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On December 31, 2018, in connection with the closing of the Merger, we, SIR and U.S. Bank National Association, as trustee, entered into a Third Supplemental Indenture, or the Third Supplemental Indenture, to the Indenture dated as of February 3, 2015 between SIR and the trustee, or the Indenture, as supplemented by the First Supplemental Indenture dated February 3, 2015 between SIR and the trustee, or the First Supplemental Indenture, and the Second Supplemental Indenture dated May 15, 2017 between SIR and the trustee, or the Second Supplemental Indenture. On December 31, 2018, pursuant to the Third Supplemental Indenture and by operation of law, we assumed all of the principal and any premium and interest on all of SIR’s outstanding $400.0 million aggregate principal amount of 3.60% Senior Notes due 2020, $300.0 million aggregate principal amount of 4.15% Senior Notes due 2022, $350.0 million aggregate principal amount of 4.250% Senior Notes due 2024 and $400.0 million aggregate principal amount of 4.50% Senior Notes due 2025. The notes we have assumed are our senior unsecured obligations. The notes have certain restrictive financial and operating covenants, including covenants that restrict our ability to incur debts, including debts secured by mortgages on our properties, in excess of calculated amounts, and require us to maintain various financial ratios, under the Indenture.

The foregoing descriptions of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are not complete and are qualified in their entirety by reference to the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, copies of which were previously filed as Exhibits 4.1 and 4.2 to SIR’s Current Report on Form 8-K filed with the SEC on February 3, 2015 and Exhibit 4.4 to SIR’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on July 25, 2017, respectively, and the Third Supplemental Indenture, a copy of which is filed as Exhibit 4.4 hereto, and each of which is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2018, we changed our name from “Government Properties Income Trust” to “Office Properties Income Trust” and effected the Reverse Share Split pursuant to Articles of Amendment to our Amended and Restated Declaration of Trust which we filed and which were effective that day at 5:00 p.m., or the Share Split Time. Pursuant to the Reverse Share Split, every four of our common shares of beneficial interest, par value $.01 per share, issued and outstanding as of the Share Split Time were converted and reclassified into one of our common shares of beneficial interest, par value $.04 per share, subject to the receipt of cash in lieu of fractional shares. Pursuant to additional Articles of Amendment to our Amended and Restated Declaration of Trust which we filed and which were effective at 5:01 p.m., and following the Share Split Time on December 31, 2018, we changed the par value of our common shares of beneficial interest from $.04 per share back to $.01 per share.

The Reverse Share Split affected all record holders of our common shares of beneficial interest uniformly and did not affect any record shareholder’s percentage ownership interest in us. The Reverse Share

Split reduced the number of our issued and outstanding common shares of beneficial interest from 192,337,748 to 48,084,437.

Also on December 31, 2018, we amended our Amended and Restated Bylaws to reflect the change of our name described above.

The foregoing descriptions of the amendments to our Amended and Restated Declaration of Trust and Amended and Restated Bylaws are not complete and are subject to and qualified in their entirety by reference to our Amended and Restated Declaration of Trust, as amended, a composite copy of which is attached hereto as Exhibit 3.3, and our Amended and Restated Bylaws, as amended, a composite copy of which is attached hereto as Exhibit 3.5, and each of which is incorporated herein by reference. In addition, marked copies of our Amended and Restated Declaration of Trust and our Amended and Restated Bylaws indicating changes made to these documents, as they existed immediately prior to the adoption of these amendments, are attached as Exhibit 3.4 and Exhibit 3.6, respectively, and are each incorporated herein by reference.

Item 8.01.  Other Events.

On December 31, 2018, we and RMR LLC entered into an amendment, or the Amendment, to our Second Amended and Restated Business Management Agreement, dated June 5, 2015, between us and RMR LLC, or the Business Management Agreement. As amended, the “SNL Index” which is used to calculate the incentive management fee under the Business Management Agreement will be defined as the SNL U.S. Office REIT Index, instead of the SNL U.S. REIT Equity Index, for periods beginning on or after January 1, 2019. The terms of the Amendment were reviewed, approved and adopted by our Compensation Committee, which is comprised solely of Independent Trustees.  The foregoing descriptions of provisions of our Business Management Agreement and the Amendment are not complete and are subject to and qualified in their entireties by reference to the copy of the Business Management Agreement that was previously filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on June 5, 2015, and the Amendment, a copy of which is filed as Exhibit 10.1 hereto, which are incorporated herein by reference.

Effective January 1, 2019, the ticker symbol for our common shares of beneficial ownership, which continue to be traded on The Nasdaq Stock Market LLC, was changed to “OPI.”

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired

Audited consolidated financial statements of SIR comprising consolidated balance sheets as of December 31, 2017 and 2016 and the related consolidated statements of comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, the notes related thereto, the Schedule of Real Estate and Accumulated Depreciation and the Report of the Independent Registered Public Accounting Firm were filed with the SEC as Exhibit 99.3 to our Annual Report, and are incorporated herein by reference.

Unaudited consolidated statements of SIR comprising the consolidated balance sheet as of September 30, 2018, the consolidated statements of comprehensive income for the three and nine months ended September 30, 2018, the consolidated statements of shareholders’ equity for the nine months ended September 30, 2018 and the consolidated statements of cash flows for the nine months ended September 30, 2018 and 2017 and the notes related thereto were filed with the SEC with SIR’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of GOV comprising the pro forma condensed consolidated balance sheet as of September 30, 2018, the pro forma condensed consolidated statements of income and comprehensive income for the year ended December 31, 2017 and the nine months ended September 30, 2018 and the notes thereto were filed with the SEC with the Joint Proxy Statement/Prospectus, and are incorporated herein by reference.

(d)                                 Exhibits

2.1

Agreement and Plan of Merger, dated as of September 14, 2018, among Government Properties Income Trust, GOV MS REIT and Select Income REIT. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Government Properties Income Trust on September 17, 2018.)

3.1	Articles of Amendment of Government Properties Income Trust, dated December 31, 2018. (Filed herewith.)

3.2	Articles of Amendment of Office Properties Income Trust, dated December 31, 2018. (Filed herewith.)

3.3	Composite Copy of Amended and Restated Declaration of Trust of Office Properties Income Trust, dated June 8, 2009, as amended to date. (Filed herewith.)

3.4	Composite Copy of Amended and Restated Declaration of Trust of Office Properties Income Trust, dated June 8, 2009, as amended to date. (marked copy) (Filed herewith.)

3.5	Amended and Restated Bylaws of Office Properties Income Trust, adopted December 31, 2018. (Filed herewith.)

3.6	Amended and Restated Bylaws of Office Properties Income Trust, adopted December 31, 2018. (marked copy) (Filed herewith.)

4.1

Indenture, dated February 3, 2015, between Select Income REIT and U.S. Bank National Association. (Incorporated by reference to Exhibit 4.1 to Select Income REIT’s Current Report on Form 8-K filed by Select Income REIT on February 3, 2015.)

4.2

First Supplemental Indenture, dated February 3, 2015, between Select Income REIT and U.S. Bank National Association, including the forms of 3.60% Senior Note due 2020, 4.15% Senior Note due 2022 and 4.50% Senior Note due 2025. (Incorporated by reference to Exhibit 4.2 to Select Income REIT’s Current Report on Form 8-K filed by Select Income REIT on February 3, 2015.)

4.3

Second Supplemental Indenture, dated May 15, 2017, between Select Income REIT and U.S. Bank National Association, including the form of 4.250% Senior Notes due 2024. (Incorporated by reference to Exhibit 4.4 to Select Income REIT’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed by Select Income REIT on July 25, 2017.)

4.4	Third Supplemental Indenture, dated December 31, 2018, among Select Income REIT, Government Properties Income Trust and U.S. Bank National Association. (Filed herewith.)

10.1	Amendment to Second Amended and Restated Business Management Agreement, dated January 1, 2019, between Office Properties Income Trust and The RMR Group LLC. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST (formerly known as Government Properties Income Trust)

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Chief Financial Officer and Treasurer

Dated: December 31, 2018